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                                                                   EXHIBIT 10.26



                                   REPLACEMENT
                              REVOLVING CREDIT NOTE


$85,000,000                                                 Berwyn, Pennsylvania
                                                               December 31, 1996

                  FOR VALUE RECEIVED, the undersigned, (the "Borrowers") jointly and severally promise to pay the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), on or before the Expiration Date, the principal sum of Eighty-Five Million Dollars ($85,000,000), or if less, the aggregate amount of the Bank's ratable share of all Revolving Credit Loans made by the Banks to the Borrowers under the "Credit Agreement" dated as of July 19, 1996, as amended, among the Borrowers, Triumph Group, Inc. (f/k/a The Triumph Group Holdings, Inc.) as Guarantor, the several other banks from time to time party thereto, and PNC Bank, National Association, as "Agent" for the Banks.

                  The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrowers pursuant to Section 4.1.1 of, or as otherwise provided in, the Credit Agreement.

                  Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note at a rate per annum equal to two hundred basis points (2% per annum) above the rate of interest otherwise applicable with respect to such loans. Such interest rate will accrue before and after any judgment has been entered.

                  Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable on the first Business Day of each calendar quarter after the date hereof and on the Expiration Date.

                  If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall
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be included in computing interest or fees, if any, in
connection with such payment or action.

                  Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office in lawful money of the United States of America in immediately available funds.

                  This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

                  All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

                   Except as otherwise provided in the Credit Agreement, the Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

                  This Note shall bind the Borrowers and their successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrowers" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

                  This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.
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                  This Note amends, restates, and replaces the Revolving Credit and Term Loan Notes from Borrowers to Bank dated July 19, 1996.
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                  IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.


ATTEST:                                           TRIUMPH GROUP HOLDINGS, INC.
                                                  (f/k/a The Triumph Group,
                                                  Inc.)


____________________________                      By:_______________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: President


ATTEST:                                           THE TRIUMPH GROUP OPERATIONS,
                                                  INC.


____________________________                      By:_________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Senior Vice President


ATTEST:                                           TRIUMPH CONTROLS, INC.


____________________________                      By:_________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President


ATTEST:                                           AEROSPACE TECHNOLOGIES, INC.


____________________________                      By:_________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President
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ATTEST:                                           KILROY STEEL, INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President
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ATTEST:                                           KILROY STRUCTURAL STEEL CO.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President

ATTEST:                                           TRIUMPH GROUP INC. (f/k/a The
                                                  Triumph Group Holdings, Inc.),
                                                  as Guarantor


____________________________                      By:_________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Senior Vice President


ATTEST:                                           ADVANCED MATERIALS
                                                  TECHNOLOGIES INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President


ATTEST:                                           SPECIAL PROCESSES OF ARIZONA,
                                                  INC.


____________________________                      By:________________________
Name: Richard M. Eisenstaedt                      Name: John R. Bartholdson
Title: Secretary                                  Title: Vice President